------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of Earliest Event
                           Reported): March 30, 2005

          CWABS, Inc., (as depositor under the Pooling and Servicing
            Agreement, dated as of March 1, 2005, providing for the issuance of the CWABS, Inc., Asset-Backed Certificates,
                                Series 2005-1).

                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                   333-109272              95-4596514
  ----------------------------       -------------         -------------------
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

       4500 Park Granada
     Calabasas, California                                       91302
  -----------------------------                             ---------------
     (Address of Principal                                    (Zip Code)
       Executive Offices)

      Registrant's telephone number, including area code (818) 225-3237
                                                         ----- --------
------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 8.01   Other Events.
                  ------------

      Pooling & Servicing Agreement
      -----------------------------

            On March 30, 2005, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2005, by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Company, N.A., as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2005-1 (the "Certificates"). The Certificates were issued on March 30, 2005. Capitalized terms used but not otherwise defined herein shall have the respective meanings shall have the meanings assigned to them in the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

      Not applicable.

(b) Pro forma financial information.
    -------------------------------

      Not applicable.

(c) Exhibits.
    --------

      Exhibit No.   Description
      -----------   -----------

      4.1           Pooling and Servicing Agreement dated as of March 1, 2005.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.



                                    By: /s/ Leon Daniels, Jr.
                                        ---------------------
                                        Name:  Leon Daniels, Jr.
                                        Title:  Vice President


Dated:  April 13, 2005

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                   Description
-----------                   -----------


4.1                           Pooling and Servicing Agreement